-------------------------------------------------------------------------------


  ----------------------------------
  BERGSTROM
  CAPITAL
  CORPORATION
  ----------------------------------


  2000 THIRD QUARTER REPORT



  Listed: American Stock Exchange (Ticker symbol: BEM)
  Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company,
   Boston, Massachusetts
  Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
  Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San
   Francisco, California


-------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                          STOCKHOLDER MEETING RESULTS

  The Annual Meeting of Stockholders of Bergstrom Capital Corporation (the "Company") was held on Monday, November 6, 2000 in the Kirkland Cutter Room, The Rainier Club, 820 Fourth Avenue, Seattle, Washington. The two matters voted upon by stockholders and the resulting votes for each matter are presented below.

  1. To elect two directors to hold office until the Annual Meeting of Stockholders in 2003 and until their successors shall be elected and shall qualify.

       Elected Director                 For       Withheld      Broker Non-Votes*

       Erik E. Bergstrom              892,931      2,606                0
       George C. Scott                892,658      2,879                0

       Other Continuing Directors                              Present Term Expires

       William L. McQueen                                              2002
       Norman R. Nielsen                                               2002
       William H. Sperber                                              2001

  2. To ratify or reject the selection by the Company's Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the year ending December 31, 2000.

              For                 Against               Abstain               Broker Non-Votes*
            891,627                1,492                 2,418                         0

  * Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Please refer to the President's Letter in this report regarding the annual distribution for the year 2000 in the amount of $17.75 per share, paid on June 5, 2000 to stockholders of record on May 18, 2000.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year. The Board of Directors has elected to retain any undistributed net long-term capital gains realized during the year 2000.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1999, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  The Board of Directors has elected to distribute a portion of the net long-term capital gains realized during the year ending December 31, 2000 as a part of the $17.75 per share cash dividend paid on June 5, 2000, and to retain the remainder of the net long-term capital gains realized during the year ending December 31, 2000.

  A Form 1099 will be mailed by January 31, 2001 to all stockholders of record on the dividend record date in 2000 setting forth the specific amounts to be included in their 2000 tax returns.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

November 6, 2000

Dear Fellow Stockholders:

  During the first nine months of 2000 the Company's net assets decreased from $276,737,285 to $268,482,675 which is a decrease of $8,254,610. This decrease in net assets is after payment by the Company of $17,750,000 in dividends ($17.75 per share on June 5, 2000). The increase in net assets, before deducting the payment of dividends, was composed of net investment income of $33,805, realized gain on investments of $40,650,157, and a decrease in unrealized appreciation of $31,188,572.

  The per share net asset value decreased from $276.74 on December 31, 1999 to $268.48 on September 30, 2000. After adjustment for the dividends, the per share net asset value increased 3.4%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 6.29% and the Standard & Poor's 500 Stock Average, adjusted for dividends, decreased 1.39%. The per share net asset value on Friday, November 3, 2000 was $258.22.

  During the first nine months of 2000 the Company had total interest and dividend income of $1,023,669 as compared to $911,029 for the same period in 1999 for an increase of $112,640. During the first nine months of 2000 operating expenses were $989,864 which is a $143,464 increase from $846,400 for the first nine months of 1999. The resulting net investment income of $33,805 for the first nine months of 2000 is a decrease of $30,824 from $64,629 for the first nine months of 1999.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the third quarter of 2000:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                        SHARES
                                          --------------------------------------
                                                                       HELD
                                                                   SEPTEMBER 30,
SECURITY NAME                             ADDITIONS   REDUCTIONS       2000
----------------------------------------- ---------   ----------   -------------
ACE Ltd. ................................  42,600                      42,600
Bell Atlantic Corp. .....................               18,000(1)           0
Clear Channel Communications, Inc. ......               26,000         29,000
Ericcson LM Tel Co. Sponsored ADR........              125,000              0
Gap, Inc. ...............................  20,000       20,000              0
GTE Corp. ...............................               54,000(1)           0
JDS Uniphase Corp. ......................               31,000         20,000
Johnson & Johnson........................               20,000              0
Juniper Networks, Inc. ..................   7,500                       7,500
Kohls Corp. .............................               40,000              0
McDonalds Corp. .........................               46,000              0
Nike, Inc. Class B.......................  25,000                      25,000
Nokia Corp Sponsored ADR.................               51,000        119,000
Nortel Networks Corp. ...................               13,000         43,000
Pfizer, Inc. ............................  91,250                     289,000
SDL, Inc. ...............................  14,000                      14,000
Sepracor, Inc. ..........................   2,500        6,700         11,800
Siebel Systems, Inc. ....................  21,000                      29,000
Texas Instruments, Inc. .................               14,000              0
Tyco International Ltd. .................               16,000        144,000
Tycom Ltd. ..............................  34,000                      34,000
United Parcel Service Class B............  12,500       12,500              0
Verizon Communications...................  83,880(1)    83,880(1)           0
Xilinx, Inc. ............................  14,000                      14,000
Yahoo, Inc. .............................               26,200          1,800

-------
(1) Received 65,880 shares of Verizon Communications in exchange for 54,000 shares of GTE Corp. and then received 18,000 shares of Verizon Communications in exchange for 18,000 shares of Bell Atlantic Corp. and then sold 83,880 shares of Verizon Communications.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The value of the Company's investment in the securities of Amgen, Inc. amounted to 16.0% of the Company's total assets at September 30, 2000. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  On June 5, 2000, the Company paid a cash dividend of $17.75 per share to stockholders of record on May 18, 2000. The Company currently estimates that the sources of this dividend will be $.04 per share from net investment income for the year ending December 31, 2000, $12.84 per share from net short-term capital gains realized during the year ending December 31, 2000 and $4.87 per share from net long-term capital gains realized during the year ending December 31, 2000. This dividend was the annual distribution for the year 2000 under the Company's distribution policy. Please refer to the Distribution Policy in this report.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds." This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000 (Unaudited)

Assets:
 Investments, at value (see accompanying schedule):
  Short-term investments (cost $9,961,312)                   $  9,961,312
  Common stocks (cost $116,344,045)                           258,899,643
                                                             ------------
    Total Investments (cost $126,305,357)                     268,860,955
 Cash                                                               5,000
 Receivable for securities sold                                 1,433,135
 Interest and dividends receivable                                 94,564
 Other assets                                                       1,625
                                                             ------------
    Total assets                                              270,395,279
                                                             ------------
Liabilities:
 Advisory fee payable                                             195,472
 Payable for securities purchased                               1,677,556
 Other accrued expenses                                            39,576
                                                             ------------
    Total liabilities                                           1,912,604
                                                             ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $268.48 per share on September
 30, 2000                                                    $268,482,675
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                NINE MONTHS ENDED   YEAR ENDED
                                                SEPTEMBER 30, 2000 DECEMBER 31,
                                                   (Unaudited)         1999
Operations:
 Net investment income                             $     33,805    $    110,760
 Realized gain on investments                        40,650,157      34,283,577
 Increase (decrease) in unrealized appreciation     (31,188,572)     55,510,069
                                                   ------------    ------------
 Net increase in net assets resulting from
  operations                                          9,495,390      89,904,406
                                                   ------------    ------------
Dividends to stockholders:
 From net investment income                             (33,805)       (110,760)
 From net realized gain on investments              (17,716,195)    (13,389,240)
                                                   ------------    ------------
    Total dividends to stockholders ($17.75 per
     share--2000; $13.50 per share--1999)           (17,750,000)    (13,500,000)
                                                   ------------    ------------
Total increase (decrease) in net assets              (8,254,610)     76,404,406
Net assets, beginning of period                     276,737,285     200,332,879
                                                   ------------    ------------
Net assets, end of period                          $268,482,675    $276,737,285
                                                   ============    ============

See also Notes to Financial Statements in the Company's 2000 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 (Unaudited)

Investment Income:
 Interest                                                        $    205,697
 Dividends                                                            817,972
                                                                 ------------
    Total income                                                    1,023,669
                                                                 ------------
Expenses:
 Advisory fees                                                        613,632
 Directors' fees and expenses                                          66,256
 Officer's salary and related expenses                                 63,464
 Accounting expenses                                                   50,518
 Auditing fees                                                         48,500
 Legal fees                                                            47,042
 Transfer agent fees and expenses                                      25,648
 Custodian fees                                                        21,543
 Other expenses                                                        19,880
 State and other taxes                                                 14,487
 Stockholders' meeting and reports                                     14,019
 Fee for shares listed on American Stock Exchange                       4,875
                                                                 ------------
    Total expenses                                                    989,864
                                                                 ------------
Net investment income ($.03 per share)                                 33,805
                                                                 ------------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                  $ 95,466,455
  Cost of securities sold                             54,816,298
                                                    ------------
    Realized gain on investments sold                              40,650,157
 Unrealized appreciation of investments:
  Beginning of period                                173,744,170
  End of period                                      142,555,598
                                                    ------------
    Decrease in unrealized appreciation                           (31,188,572)
                                                                 ------------
Net gain on investments ($9.46 per share)                           9,461,585
                                                                 ------------
Net increase in net assets resulting from
 operations                                                      $  9,495,390
                                                                 ============


See also Notes to Financial Statements in the Company's 2000 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
September 30, 2000 (Unaudited)

 Shares or
 Principal
 Amount                                                    Cost        Value
            Short-Term Investments (3.7%):
 $9,961,312 State Street Bank and Trust Company, 5.0%
             Euro-Dollar Deposit Due 10/1/00            $ 9,961,312 $ 9,961,312
 ----------                                             ----------- -----------
 $9,961,312 Total--Short-Term Investments                 9,961,312   9,961,312
 ==========                                             ----------- -----------

            Common Stocks (96.3%):
            Banks (2.5%):
     52,000 Bank New York, Inc.                           1,065,418   2,915,250
     70,000 Citigroup, Inc.                               1,433,940   3,784,375
                                                        ----------- -----------
                                                          2,499,358   6,699,625
                                                        ----------- -----------

            Beverages (1.4%):
     67,500 Coca-Cola Co.                                    90,276   3,720,938
                                                        ----------- -----------

            Biotechnology (16.2%):
    620,000 Amgen, Inc. (A)                                 809,797  43,293,438
                                                        ----------- -----------

            Broadcasting (0.6%):
     29,000 Clear Channel Communications, Inc. (A)        1,527,838   1,638,500
                                                        ----------- -----------

            Communication Systems (6.3%):
     53,000 Nextel Communications, Inc. (A)                 367,050   2,477,750
     85,000 Qwest Communications International, Inc.
             (A)                                          3,423,176   4,085,312
     76,000 SBC Communications, Inc.                      3,484,269   3,800,000
     34,000 Tycom Ltd. (A)                                1,189,081   1,304,750
     43,000 Vodafone Airtouch PLC Sponsored ADR           1,843,264   1,591,000
    122,000 WorldCom, Inc. (A)                            1,638,146   3,705,750
                                                        ----------- -----------
                                                         11,944,986  16,964,562
                                                        ----------- -----------

            Computers and Information (1.0%):
     29,000 Hewlett-Packard Co.                           2,073,920   2,813,000
                                                        ----------- -----------

            Diversified Technology (1.8%):
    119,000 Nokia Corp. Sponsored ADR                       262,572   4,737,687
                                                        ----------- -----------

            Drugs and Health Supplies (4.8%):
    289,000 Pfizer, Inc.                                  6,135,770  12,986,937
                                                        ----------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 Shares or
 Principal Common Stocks (Unaudited)--
 Amount    Continued                                 Cost        Value

           Electrical Components (3.5%):
 165,000   General Electric Co.                   $ 4,571,182 $ 9,518,437
                                                  ----------- -----------

           Electronics/New Technology (16.9%):
 162,000   Cisco Systems, Inc. (A)                  1,322,839   8,950,500
   5,000   Corning, Inc.                            1,044,953   1,485,000
 126,000   EMC Corp. Mass (A)                       2,020,583  12,489,750
  80,000   Intel Corp.                              1,954,028   3,325,000
  20,000   JDS Uniphase Corp. (A)                     411,322   1,893,750
   7,500   Juniper Networks, Inc. (A)               1,238,673   1,642,031
  43,000   Nortel Networks Corp.                    1,707,274   2,561,188
  37,000   Qualcomm, Inc. (A)                         627,484   2,636,250
  14,000   SDL, Inc. (A)                            4,898,144   4,330,375
  22,000   STMicroelectronics N V (A)               1,339,250   1,047,750
  34,000   Sun Microsystems, Inc. (A)               2,900,701   3,969,500
  14,000   Xilinx, Inc. (A)                         1,172,933   1,198,750
                                                  ----------- -----------
                                                   20,638,184  45,529,844
                                                  ----------- -----------

           Industrial Machinery (2.8%):
 144,000   Tyco International Ltd. New              1,597,687   7,470,000
                                                  ----------- -----------

           Insurance (4.1%):
  42,600   ACE Ltd.                                 1,677,556   1,672,050
  65,625   American International Group, Inc.         440,727   6,279,492
  23,500   Marsh & McLennan Companies, Inc.         1,854,663   3,119,625
                                                  ----------- -----------
                                                    3,972,946  11,071,167
                                                  ----------- -----------

           Petroleum Services (0.9%):
  31,000   Schlumberger Ltd.                        2,006,608   2,551,688
                                                  ----------- -----------

           Pharmaceuticals (7.6%):
  32,000   Bristol-Myers Squibb Co.                   215,411   1,828,000
   3,900   Genentech, Inc. (A)                        623,795     724,181
  44,000   Glaxo Wellcome PLC Sponsored ADR         2,366,952   2,659,250
   4,200   Human Genome Sciences, Inc. (A)            581,059     727,125
  44,000   Lilly Eli & Co.                            862,839   3,569,500
  42,000   Merck & Co., Inc.                        3,256,625   3,126,375
   4,500   Millennium Pharmaceuticals, Inc. (A)       530,979     657,281
  32,000   PE Corp.-PE Biosystems Group             1,762,798   3,728,000
  31,000   Pharmacia Corp.                          1,567,050   1,865,813
  11,800   Sepracor, Inc. (A)                         366,833   1,447,713
                                                  ----------- -----------
                                                   12,134,341  20,333,238
                                                  ----------- -----------

BERGSTROM CAPITAL CORPORATION

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
 Shares or
 Principal
 Amount    Common Stocks (Unaudited)--Continued           Cost        Value

           Publishing (0.6%):
  20,000   Time Warner, Inc.                          $  1,237,508 $  1,565,000
                                                      ------------ ------------

           Regulated Investment Companies (8.9%):
  81,132   Dresdner RCM Global Technology Fund (B)       4,300,000    6,278,000
 421,159   Dresdner RCM International Growth Equity
            Fund (B)                                     7,245,946    7,336,586
 955,399   Dresdner RCM MidCap Fund, Inc. (B)            5,340,475   10,346,971
                                                      ------------ ------------
                                                        16,886,421   23,961,557
                                                      ------------ ------------

           Retail Trade (6.5%):
  58,000   Colgate Palmolive Co.                         2,255,863    2,737,600
  54,000   Costco Companies, Inc. (A)                    1,538,785    1,886,625
  45,000   Home Depot, Inc.                                943,546    2,387,812
  25,000   Nike, Inc., Class B                           1,042,480    1,001,563
  37,000   Safeway, Inc. (A)                             1,335,330    1,727,438
  46,000   Target Corp.                                  1,177,430    1,178,750
  71,000   Walgreen Co.                                  1,942,063    2,693,562
  80,000   Wal-Mart Stores, Inc.                         3,416,305    3,850,000
                                                      ------------ ------------
                                                        13,651,802   17,463,350
                                                      ------------ ------------

           Software and Processing (7.9%):
   9,500   Check Point Software Technologies, Ltd.
            (A)                                            847,445    1,496,250
 105,000   Microsoft Corp. (A)                           4,327,819    6,332,813
  51,000   Oracle Corp. (A)                              3,685,051    4,016,250
  29,000   Siebel Systems, Inc. (A)                      2,313,172    3,228,062
  41,625   Veritas Software Co. (A)                      1,017,500    5,910,750
   1,800   Yahoo, Inc. (A)                                 123,749      163,800
                                                      ------------ ------------
                                                        12,314,736   21,147,925
                                                      ------------ ------------

           Utilities (2.0%):
  62,000   Enron Corp.                                   1,988,113    5,432,750
                                                      ------------ ------------

           Totals--Common Stocks                       116,344,045  258,899,643
                                                      ------------ ------------
           Totals--Investments                        $126,305,357 $268,860,955
                                                      ============ ============

(A) Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See also Notes to Financial Statements in the Company's 2000 Semi-Annual Report to Stockholders.

-------------------------------------------------------------------------------



BOARD OF DIRECTORS


ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN             President
President and Treasurer        Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN              WILLIAM H. SPERBER
Manager and Senior Member      Retired Chairman and Chief Executive Officer
 of Research Staff             The Trust Company of Washington
AtomicTangerine (an affiliate
 of SRI International)

OFFICERS

WILLIAM L. McQUEEN             SUZANNE M. SCHIFFLER
President and Treasurer        Secretary



-------------------------------------------------------------------------------



BERGSTROM CAPITAL CORPORATION
221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539

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